SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8‑K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2018

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Registrant, State of Incorporation, Address, and
Commission File No.	Telephone Number	I.R.S. Employer Identification No.

1‑15467	Vectren Corporation	35‑2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491‑4000

1‑16739	Vectren Utility Holdings, Inc.	35‑2104850
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491‑4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 8.01.	Other Events

Southern Indiana Gas and Electric Company (“SIGECO”), a wholly owned subsidiary of Vectren Utility Holdings, Inc. (“VUHI”), a wholly owned subsidiary of Vectren Corporation (“Vectren”), has previously entered into a Bond Purchase and Covenants Agreement dated September 14, 2017 (“Purchase and Covenants Agreement”) among SIGECO, the lenders party thereto and PNC Bank, National Association, as Administrative Agent (“Administrative Agent”).  The Purchase and Covenants Agreement was filed by VUHI and Vectren as Exhibit 4.1 to their Form 8-K dated September 25, 2017 (“8-K dated September 25, 2017”).

On March 1, 2018, SIGECO, the lenders party thereto and the Administrative Agent entered into a Joinder and First Amendment to Bond Purchase and Covenants Agreement (“Joinder and First Amendment”), pursuant to which U.S. Bank National Association became a lender and purchased a portion (32.86%) of the tax-exempt bonds that were held under the Purchase and Covenants Agreement.  In addition, under the Joinder and First Amendment, on March 1, 2018, the lenders, pursuant to an option in the Purchase and Covenants Agreement and referenced in the 8-K dated September 25, 2017, extended an additional term loan to SIGECO and purchased in lieu of redemption $22.2 million principal amount of tax-exempt bonds issued in 2013.

A copy of the Joinder and First Amendment is attached as Exhibit 4.1 to this Current Report on Form 8‑K.

On May 1, 2018, SIGECO, the lenders party thereto and the Administrative Agent entered into a Second Amendment to Bond Purchase and Covenants Agreement (“Second Amendment”), pursuant to which the lenders, pursuant to an option in the Purchase and Covenants Agreement and referenced in the 8-K dated September 25, 2017, extended an additional term loan to SIGECO and purchased in lieu of redemption $39.6 million principal amount of tax-exempt bonds issued in 2013.

A copy of the Second Amendment is attached as Exhibit 4.2 to this Current Report on Form 8-K.

Effective May 1, 2018, $152.2 million principal amount of tax-exempt bonds are held under and owned by the lenders under the terms of the Purchase and Covenants Agreement, as amended.

Item 9.01.	Exhibits

(d)	Exhibits

Exhibit Number	Description

4.1	Joinder and First Amendment to Bond Purchase and Covenants Agreement dated March 1, 2018 among SIGECO, the lenders party thereto and PNC Bank, National Association, as Administrative Agent.

4.2	Second Amendment to Bond Purchase and Covenants Agreement dated May 1, 2018 among SIGECO, the lenders party thereto and PNC Bank, National Association, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION
VECTREN UTILITY HOLDINGS, INC.
May 3, 2018
/s/ M. Susan Hardwick
M. Susan Hardwick
Executive Vice President & Chief Financial Officer

INDEX TO EXHIBITS

The following Exhibits are filed as part of this Report to the extent described in Item 8.01:

Exhibit Number	Description

4.1	Joinder and First Amendment to Bond Purchase and Covenants Agreement dated March 1, 2018 among SIGECO, the lenders party thereto and PNC Bank, National Association, as Administrative Agent.

4.2	Second Amendment to Bond Purchase and Covenants Agreement dated May 1, 2018 among SIGECO, the lenders party thereto and PNC Bank, National Association, as Administrative Agent.